EXHIBIT (24)





                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ PURDY CRAWFORD
                                      Purdy Crawford
                                      Director




/cjk

EXHIBIT (24)






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ DELMONT A. DAVIS
                                      Delmont A. Davis
                                      Director




/cjk

(EXHIBIT 24)






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ DAVID R. GOODE
                                      David R. Goode
                                      Director




/cjk

(EXHIBIT 24)






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ PAUL A. ORMOND
                                      Paul A. Ormond
                                      Director




/cjk

(EXHIBIT 24)






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ JOHN P. REILLY
                                      John P. Reilly
                                      Director




/cjk

(EXHIBIT 24)






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ ROBERT H. SPILMAN
                                      Robert H. Spilman
                                      Director




/cjk

(EXHIBIT 24)






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                        FORM S-8 REGISTRATION STATEMENT

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan, and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 28th day of July, 1994.






                                      /S/ W. R. TIMKEN, JR.
                                      W. R. Timken, Jr.
                                      Director




/cjk